THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2017, as revised September 11, 2017

The following replaces the seventh paragraph in “Investment Strategies and Investment Risks – Investment Strategies – Lazard US Small-Mid Cap Equity Portfolio” in the Prospectus:

A certain portion of the Portfolio’s assets may be held as reserves in money market instruments, typically in repurchase agreements, bank obligations and other short-term obligations. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The following replaces the third paragraph in “Investment Strategies and Investment Risks – Investment Strategies – Lazard International Equity Portfolio” in the Prospectus:

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

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The changes described below are effective January 1, 2018:

On January 1, 2018, the name of the Fund’s transfer agent will change from Boston Financial Data Services, Inc. to DST Asset Manager Solutions, Inc. All references to Boston Financial Data Services, Inc. or BFDS in the Prospectus are removed and are replaced with DST Asset Manager Solutions, Inc. or DST, respectively.

November 16, 2017